UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 19, 2025

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1555 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (Address of principal executive offices)(Zip Code)[1]	5808 Lake Washington Blvd. NE, Kirkland, Washington 98033 (Address of principal executive offices) (Zip Code)[1]

(425) 296-9956
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We have operations in multiple locations in the US, Europe and Asia. Accordingly, we do not maintain a headquarters. We are including these addresses solely for the purpose of satisfying the Securities and Exchange Commission’s requirements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2025, the Board of Directors (the “Board”) of Monolithic Power Systems, Inc. (the “Company”) adopted and approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws reduce the ownership threshold (the “Ownership Threshold”) necessary for stockholders to call a special meeting of stockholders from at least 30% to at least 25% of the outstanding shares of capital stock of the Company entitled to vote generally for the election of directors. In making this decision, the Board considered (i) the results of the Company’s 2025 annual meeting of stockholders, in which a non-binding stockholder proposal to set the Ownership Threshold at 10% was approved by the Company’s stockholders, (ii) feedback received from a majority in interest of the Company’s top ten stockholders, which indicated their support for an Ownership Threshold significantly higher than the 10% threshold approved on a non-binding basis at the 2025 annual meeting of stockholders, and (iii) a review of the current landscape of the Company’s peers and other public companies, among other considerations.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Amended and Restated Bylaws of Monolithic Power Systems, Inc., effective November 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 21, 2025	By:	/s/ Saria Tseng
Saria Tseng
Executive Vice President, General Counsel